RESIGNATION

         I, Hong Yun,  being the  undersigned,  hereby resign my positions as an
Officer   and   Director  of  Brighton   Technologies   Corporation,   effective
immediately.

Dated:  3 November, 2000

                                                              /s/ Hong Yun
                                                              ------------
                                                              Hong Yun